Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 29, 2006, among CSC HOLDINGS, INC., a Delaware corporation (the “Company”), the Restricted Subsidiaries listed on the signature pages hereto, the financial institutions listed on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, the Company, the Restricted Subsidiaries, the Administrative Agent and the Lenders party thereto are parties to the Credit Agreement, dated as of February 24, 2006 (as amended by the First Amendment to Credit Agreement, dated as of March 27, 2006, the “Credit Agreement”; terms used in this Amendment and not otherwise defined herein have  the meanings given to such terms in the Credit Agreement).

WHEREAS, the parties hereto have agreed to amend the Credit Agreement and grant such waivers as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     AMENDMENT.

(a)   Section 7.14 of the Credit Agreement is hereby amended by deleting the last paragraph thereof and inserting the following in lieu thereof:

“In addition, neither the Company nor any Restricted Subsidiary will enter into or permit to exist any undertaking by it or affecting any of its properties whereby the Company or such Restricted Subsidiary shall agree with any Person (other than the Lenders or the Administrative Agent) not to create or suffer to exist any Liens in favor of any other Person, provided that the foregoing restriction shall not apply to any such undertaking contained in any indenture or other agreement (i) governing any Permitted Debt or Indebtedness outstanding at the date hereof and identified on Schedule 7.12 hereto, or (ii) governing specific property to be sold pursuant to an executed agreement with respect to an asset sale permitted hereunder, or (iii) constituting a customary restriction on assignment, subletting, or other transfer contained in leases, licenses, franchises and other similar agreements entered into in the ordinary course of business or otherwise creating a Permitted Lien (provided that any restriction referred to in clauses (ii) or (iii) is limited to the property or asset subject to such sale, lease, license, franchise or other similar agreement or Permitted Lien, as the case may be).”

2.     WAIVERS.

Upon the Effective Date (as defined below), the Lenders hereby waive any non-compliance by the Company or any Restricted Subsidiary with the provisions of Section 7.14 of the Credit

Agreement to the extent that the Company or such Restricted Subsidiary would have been in compliance with such Section 7.14 had the amendment effected in Section 1 of this Amendment been in effect as of the date of the Credit Agreement. The Lenders hereby waive any Default which may have occurred (i) solely as a result of any non-compliance waived by the Lenders pursuant to this Section 2 and (ii) upon the taking of any action which would not have constituted a Default had the waiver under this Section 2 been in effect at the time of the taking of such action.

3.     REPRESENTATIONS AND WARRANTIES.

Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)   Power; Binding Agreements. Each Loan Party has full power, authority and legal right to enter into this Amendment and to perform its obligations under this Amendment. This Amendment constitutes the legal, valid and binding obligation of the Company and the Restricted Subsidiaries, enforceable against the Company and the Restricted Subsidiaries in accordance with its terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b)   Authority; No Conflict. The execution, delivery and performance by each of the Company and the Restricted Subsidiaries of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate any Law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company’s or the Restricted Subsidiaries’ respective partnership agreements, charters or by-laws presently in effect; (ii) conflict with or result in the breach of, or constitute a default or require any consent under, or require any payment to be made under (x) any Contractual Obligation to which the Company or any of the Restricted Subsidiaries is a party or their respective properties may be bound or affected or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any of the Restricted Subsidiaries or their respective properties are subject (other than any conflict, breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

(c)   Approvals. No approval or consent of, or filing or registration with, any Governmental Authority is required in connection with the execution, delivery and performance by, or enforcement against, the Company or any of the Restricted Subsidiaries of this Amendment.

(d)   Credit Agreement Representations and Warranties. Each representation and warranty made by the Company or any of the Restricted Subsidiaries in the Credit Agreement is true and correct at and as of the date hereof (after giving effect to the amendment contained in this Amendment), except to the extent that such representation and warranty expressly relates to an earlier date.

Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of each of the Company and the Restricted Subsidiaries made under the Credit Agreement. Each of the representations and warranties made under the Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

4.     MISCELLANEOUS.

(a)   Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(b)   Ratification of Credit Agreement. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)   Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d)   Effective Date. This Amendment shall become effective as of the date first written above (the “Effective Date”) on the first date on which this Amendment shall have been duly executed and delivered by each of the Company, the Restricted Subsidiaries and the Required Revolver/Term A Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CSC HOLDINGS, INC.

By:	/s/
Name:
Title:

1047 E 46TH STREET CORPORATION

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

A-R CABLE SERVICES - NY, INC.

ARSENAL MSUB 2, INC.

CABLEVISION AREA 9 CORPORATION

CABLEVISION DIGITAL DEVELOPMENT, LLC

CABLEVISION FAIRFIELD CORPORATION

CABLEVISION LIGHTPATH - CT, INC.

CABLEVISION LIGHTPATH - NJ, INC.

CABLEVISION LIGHTPATH - NY, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND LP, INC.

CABLEVISION OF CONNECTICUT CORPORATION

CABLEVISION OF HUDSON COUNTY, INC.

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF MONMOUTH, INC.

CABLEVISION OF NEW JERSEY, INC.

CABLEVISION OF OAKLAND, LLC

CABLEVISION OF PATERSON, LLC

CABLEVISION OF ROCKLAND/RAMAPO, LLC

CABLEVISION OF WARWICK, LLC

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF THE MIDWEST HOLDING CO., INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION VOIP, LLC

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CSC ACQUISITION - MA, INC.

CSC ACQUISITION - NY, INC.

CSC ACQUISITION CORPORATION

CSC GATEWAY CORPORATION

CSC OPTIMUM HOLDINGS, LLC

CSC TKR I, INC.

CSC TKR, INC.

LIGHTPATH VOIP, LLC

PETRA CABLEVISION CORP.

SAMSON CABLEVISION CORP.

SUFFOLK CABLE CORPORATION

SUFFOLK CABLE OF SHELTER ISLAND, INC.

SUFFOLK CABLE OF SMITHTOWN, INC.

TELERAMA, INC.

By:	/s/
Name:
Title:

CABLEVISION LIGHTPATH, INC., effective after receipt of the regulatory approval specified on Schedule 6.03

By:	/s/
Name:
Title:

CSC GATEWAY CORPORATION
CABLEVISION OF NEW JERSEY, INC.
each a General Partner of
CABLEVISION OF NEWARK

CABLEVISION SYSTEMS BROOKLINE
CORPORATION
Managing General Partner of
CABLEVISION OF OSSINING LIMITED
PARTNERSHIP

CABLEVISION AREA 9 CORPORATION
Managing General Partner of
CABLEVISION OF CONNECTICUT, LIMITED
PARTNERSHIP

CABLEVISION OF CLEVELAND G.P., INC.
General Partner of CABLEVISION OF CLEVELAND,
L.P.

CABLEVISION FAIRFIELD CORPORATION
General Partner of CABLEVISION SYSTEMS OF
SOUTHERN CONNECTICUT LIMITED PARTNERSHIP

CSC TKR, INC. and CSC TKR I, INC.
each a General Partner of KRC/CCC INVESTMENT PARTNERSHIP

By:	/s/
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By	/s/
Name:
Title:

BANK OF AMERICA, N.A.,
as Lender

By	/s/
Name:
Title:

CITIBANK, N.A.,
as Lender

By	/s/
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.,
as Lender

By	/s/
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Lender

By	/s/
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as Lender

By	/s/
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

TORONTO DOMINION (TEXAS) LLC
as Lender

By	/s/
Name:
Title:

THE BANK OF NEW YORK,
as Lender

By	/s/
Name:
Title:

WACHOVIA BANK N.A.,
as Lender

By	/s/
Name:
Title:

HARRIS NESBITT FINANCING, INC.,
as Lender

By	/s/
Name:
Title:

BNP PARIBAS,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

SOCIETE GENERALE,
as Lender

By	/s/
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Lender

By	/s/
Name:
Title:

CALYON NEW YORK BRANCH,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By	/s/
Name:
Title:

SUNTRUST BANK,
as Lender

By	/s/
Name:
Title:

FORTIS CAPITAL CORP.,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

ING CAPITAL LLC,
as Lender

By	/s/
Name:
Title:

CIT LENDING SERVICES CORPORATION,
as Lender

By	/s/
Name:
Title:

COMMERCE BANK, N.A.,
as Lender

By	/s/
Name:
Title: